                                                                      EXHIBIT 22

                              THE GILLETTE COMPANY

                           SUBSIDIARIES OF REGISTRANT
                               DECEMBER 31, 1995

                                                                             ORGANIZED
                                                                               UNDER
                NAME                                                          LAWS OF
                ----                                                         ---------
Compania Gillette de Argentina............................................  Delaware
  Its Subsidiaries:
     Compania Gillette de Argentina S.A. .................................  Argentina
Gillette Australia Pty Ltd................................................  Australia
Braun Inc. ...............................................................  Delaware
Gillette Beteiligungs -- GmbH.............................................  Germany
  Its subsidiaries:
     Gillette Deutschland GmbH & Co. .....................................  Germany
     Helit Innovative Buroproduckte Gmbh..................................  Germany
     Societe de Participations Financieres Gillette.......................  France
       Its subsidiary:
          Waterman S.A. ..................................................  France
     Braun AG.............................................................  Germany
       Its subsidiaries:
          Braun Electric Austria Gesellschaft mbH.........................  Austria
          Braun Canada Ltd./Ltee..........................................  Canada
          Braun Espanola, S.A. ...........................................  Spain
          Braun Finland Oy................................................  Finland
          Braun France S.A. ..............................................  France
          Braun Ireland Ltd. .............................................  Ireland
          Braun Italia S.r.l. ............................................  Italy
          Braun Japan K.K. ...............................................  Japan
          Braun de Mexico y Cia. de C.V. .................................  Mexico
          Braun Nederland B.V. ...........................................  Netherlands
          Braun (U.K.) Ltd. ..............................................  England
Gillette do Brasil, Inc. and Jafra Comercio Participacoes e Servicos,       Delaware
  Inc. ...................................................................
  Their subsidiary:
     Gillette do Brasil & Cia. ...........................................  Brazil
       Its subsidiaries:
          Gillette da Amazonia S.A. ......................................  Brazil
Gillette Canada Inc. .....................................................  Canada
  Its subsidiaries:
     Oral-B Laboratories Pty. Limited.....................................  Australia
     Oral-B Laboratories GmbH.............................................  Germany
     Oral-B Laboratorios, S.A. de C.V. ...................................  Mexico
Gillette de Colombia S.A. ................................................  Colombia
Colton Development, Inc. .................................................  Delaware
Colton Gulf Coast, Inc. ..................................................  Delaware
Colton East, Inc. ........................................................  Delaware
Colton North Central, Inc. ...............................................  Delaware
Colton West, Inc. ........................................................  Delaware
Gillette Capital Corporation..............................................  Delaware
  Its subsidiaries:
     Jafra Cosmetics International, Inc. .................................  California
     Silkcare Incorporated................................................  Minnesota
Gillette Direct Response Group, Inc. .....................................  Massachusetts
Gillette Espanola, S.A. ..................................................  Spain
Gillette Far East Trading Limited.........................................  Hong Kong
Gillette Foreign Sales Corporation Limited................................  Jamaica

                              THE GILLETTE COMPANY

                                                                            ORGANIZED
                                                                              UNDER
                NAME                                                         LAWS OF
                ----                                                        ---------
Gillette France S.A. .....................................................  France
Gilfin B.V. ..............................................................  Netherlands
Parkfin Limited...........................................................  England
Compania Giva, S.A. ......................................................  Delaware
  Its subsidiary:
     Compania Gillette de Venezuela S.A. .................................  Venezuela
Indian Shaving Products Limited...........................................  India
Compania Interamericana Gillette, S.A. ...................................  Panama
Gillette Egypt S.A.E. ....................................................  Egypt
Gillette Pakistan Limited.................................................  Pakistan
Inversiones Gilco (Chile) Limitada........................................  Chile
Gillette Group Italy S.p.A................................................  Italy
Grupo Jafra, S.A. de C.V. ................................................  Mexico
Gillette (Japan) Inc. ....................................................  Delaware
Gillette Manufacturing (USA), Inc. .......................................  Massachusetts
Gillette de Mexico, Inc. and Mexico Manufacturing Company.................  Delaware
  Their subsidiary:
     Gillette de Mexico S.A. de C.V. .....................................  Mexico
Gillette del Peru, Inc. and Lima Manufacturing Company....................  Delaware
  Partners in:
     Gillette del Peru, S.C. .............................................  Peru
Gillette (Philippines), Inc. .............................................  Philippines
Gillette Sanayi ve Ticaret A.S. ..........................................  Turkey
Gillette (Shanghai) Limited...............................................  China
Shenmei Daily Use Products Limited Company................................  China
Gillette South Africa Limited.............................................  South Africa
Gillette (Switzerland) AG.................................................  Switzerland
Gillette Industries Plc...................................................  England
  Its subsidiaries:
     Gillette U.K. Limited................................................  England
     Jafra Cosmetics International Limited................................  England
     Parker Pen Holdings..................................................  England
The Gillette Company (USA), Inc. .........................................  Massachusetts
Gillette Poland S.A. .....................................................  Poland
Gillette Home Diagnostics, Inc............................................  Delaware
  Its subsidiary:
     Thermoscan Inc.......................................................  Delaware
Gillette Oral Care, Inc...................................................  Delaware

     All of the voting securities of each subsidiary listed above are owned by its parent company or parent partners except that the percentage ownership in Indian Shaving Products Limited, Shenmei Daily Use Products Limited Company, Gillette (Shanghai) Limited, Gillette Pakistan Limited, Gillette Egypt S.A.E., Gillette Poland S.A. and Gillette France S.A. is 51%, 50%, 70%, 75%, 90.2%, 99.0% and 99.9%, respectively.

     There are a number of additional subsidiaries in the United States and foreign countries which, considered in the aggregate, do not constitute a significant subsidiary.

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